UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ETFS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PLEASE VOTE YOUR SHARES!

DEAR SHAREHOLDER:

You recently received proxy material via the mail or e-mail relating to the ETFS Trust Special Meeting of Shareholders, which has been postponed to September 18, 2018 due to a lack of shareholder participation. According to our records, you are one of the top shareholders of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF (Ticker BCI) who have yet to vote. We encourage you to cast your vote today by using one of the voting options listed below.

Please help us by casting your proxy vote today.

The proxy statement is available online at www.proxyonline.com/docs/ETFSBloomberg.pdf. If you have any questions, please call 1 (888) 280-6942.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.Vote by Mail. Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2.Vote via the Internet. Visit the website indicated on the enclosed proxy card.
3.Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.
4.Vote by Phone with a live operator. Dial toll-free 1 (888) 280-6942. Please have your proxy card available at the time of the call.

Thank you in advance for your participation.

Sincerely,

Bev Hendry

President - ETFS TRUST

An investor should consider the investment objectives, risks, charges and expenses of the ETFs carefully before investing. To obtain a prospectus containing this and other important information, call 844-ETFS-BUY (844-383-7289) or visit www.etfsus.com. Read the prospectus carefully before investing.

Investing involves risk including the loss of principal.

ALPS Distributors, Inc. is the distributor for the ETFS Trust. ALPS is not affiliated with ETF Securities.

EFS000310 9/30/2019

PLEASE VOTE YOUR SHARES!

DEAR SHAREHOLDER:

You recently received proxy material via the mail or e-mail relating to the ETFS Trust Special Meeting of Shareholders, which has been postponed to September 18, 2018 due to a lack of shareholder participation. According to our records, you are one of the top shareholders of the ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (Ticker BCD) who have yet to vote. We encourage you to cast your vote today by using one of the voting options listed below.

Please help us by casting your proxy vote today.

The proxy statement is available online at www.proxyonline.com/docs/ETFSBloomberg.pdf. If you have any questions, please call 1 (888) 280-6942.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.Vote by Mail. Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2.Vote via the Internet. Visit the website indicated on the enclosed proxy card.
3.Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.
4.Vote by Phone with a live operator. Dial toll-free 1 (888) 280-6942. Please have your proxy card available at the time of the call.

Thank you in advance for your participation.

Sincerely,

Bev Hendry

President - ETFS TRUST

An investor should consider the investment objectives, risks, charges and expenses of the ETFs carefully before investing. To obtain a prospectus containing this and other important information, call 844-ETFS-BUY (844-383-7289) or visit www.etfsus.com. Read the prospectus carefully before investing.

Investing involves risk including the loss of principal.

ALPS Distributors, Inc. is the distributor for the ETFS Trust. ALPS is not affiliated with ETF Securities.

EFS000311 9/30/2019